                                                                   Exhibit 99.1
                                                                   ------------

                          ACC CORP. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                 (Amounts in thousands, except per share data)

                                    Three months ended
                                         March 31,
                                    1996        1995
                                  ----------  ----------     ----------  ----------
Revenue:
    Toll revenue                   $61,538      37,366
    Leased lines and other           5,317       2,342
                                  ----------  ----------     ----------  ----------
                                    66,855      39,708

Network costs                       41,608      24,745
                                  ----------  ----------     ----------  ----------

Gross profit                        25,247      14,963

Other operating expenses:
  Depreciation and amortization      3,619       2,532
  Selling, general and
    administrative                  18,637      12,877
                                  ----------  ----------     ----------  ----------
                                    22,256      15,409
                                  ----------  ----------     ----------  ----------

 Income (loss) from operations       2,991        (446)

Other income (expense):
  Interest                          (1,524)       (918)
  Foreign exchange gain (loss)          12         (30)
                                  ----------  ----------     ----------  ----------
                                    (1,512)       (948)
                                  ----------  ----------     ----------  ----------

 Income (loss) before provision
   for income taxes and minority
   interest                          1,479      (1,394)

 Provision for  income taxes           324         270
                                  ----------  ----------     ----------  ----------

 Income (loss) before minority
   interest                          1,155      (1,664)

Minority interest in (earnings)
  loss of consolidated subsidiary     (299)         10
                                  ----------  ----------     ----------  ----------

 Net income (loss)                     856      (1,654)
                                                             ==========  ==========
 Less Series A preferred stock
   dividend                           (299)         -
 Less Series A preferred stock
   accretion                          (209)         -
                                  ----------  ----------

 Income (loss) applicable to
   common stock                   $    348    $ (1,654)
                                  ==========  ==========

Net income (loss) per common
  & common equivalent share        $  0.04     $ (0.23)
                                  ==========  ==========
Average number of common
 and common equivalent shares     8,533,635   7,085,727
                                  ==========  ==========     ==========  ==========


                          ACC CORP. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                   (Amounts in thousands, except share data)

                                                 March 31,     December 31,
                                                   1996            1995
                                              ---------------  ------------
                                                (unaudited)

Current assets:
 Cash and cash equivalents                     $     1,389     $      518
 Accounts receivable, net of allowance
  for doubtful accounts of $2,700 in
  1996 and $2,085 in 1995                           41,458         38,978
 Other receivables                                   2,254          3,965
 Prepaid expenses and other assets                   2,782          2,265
                                              --------------  ------------
  Total current assets                              47,883         45,726
                                              --------------  ------------




Property, plant and equipment:
 At cost                                            88,946         83,623
 Less-accumulated depreciation and
  amortization                                     (29,376)       (26,932)
                                              ---------------  -----------
                                                    59,570         56,691
                                              ---------------  -----------

Other assets:
 Goodwill and customer base, net                    13,552         14,072
 Deferred installation costs, net                    3,539          3,310
 Other                                               4,206          4,185
                                               --------------   ------------
                                                    21,297         21,567
                                               --------------   ------------
   Total assets                                $   128,750      $ 123,984
                                               ==============   ============





                                                 March 31,     December 31,
                                                   1996           1995
                                              ---------------  ------------
                                                (unaudited)

Current liabilities:
 Notes payable                                 $       695      $   1,966
 Current maturities of
  long-term debt                                     2,786          2,919
 Accounts payable                                    8,900          7,340
 Accrued network costs                              27,769         28,192
 Other accrued expenses                             13,683         15,657
                                              ---------------  ------------
   Total current liabilities                        53,833         56,074
                                              ---------------  ------------


Deferred income taxes                                2,317          2,577
                                              ---------------  ------------

Long-term debt                                      31,719         28,050
                                              ---------------  ------------

Redeemable Series A Preferred Stock, $1.00
par value, $1,000 liquidation value,
cumulative, convertible, Authorized-
10,000 shares; Issued - 10,000 shares                9,956          9,448
                                              ---------------  ------------

Minority interest                                    1,740          1,428
                                              ---------------  ------------


Shareholders' equity:
 Preferred Stock, $1.00 par value, Authorized -
  1,990,000 shares; Issued - no shares               -              -
 Class A Common Stock, $.015 par value
  Authorized - 50,000,000 shares;
  Issued - 8,829,666 in 1996 and
  8,617,259 in 1995                                    132            129
 Class B Common Stock, $.015 par value,
  Authorized - 25,000,000 shares;
  Issued - no shares                                 -              -
 Capital in excess of par value                     34,832         32,911
 Cumulative translation adjustment                    (950)          (950)
 Retained earnings (deficit)                        (3,219)        (4,073)
                                              ---------------  ------------
                                                    30,795         28,017
Less-
 Treasury stock, at cost (726,589
   shares)                                          (1,610)        (1,610)
                                              ---------------  ------------
    Total shareholders' equity                      29,185         26,407
                                              ---------------  ------------
    Total liabilities and
     shareholders' equity                      $   128,750       $123,984
                                              ===============  ============


                          ACC CORP AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (UNAUDITED)
                              (Amounts in 000's)


                                                   FOR THE THREE MONTHS ENDED
                                                             MARCH 31,
                                                         1996         1995
                                                   ----------      ----------


Cash flows from operating activities:

Net income (loss)                                        $856        ($1,654)
                                                   ----------      ----------
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Depreciation and amortization                          3,619          2,532
 Deferred income taxes                                   (260)           250
 Minority interest in income (loss) of consolidated
  subsidiary                                              299            (10)
 Unrealized foreign exchange loss (gain)                   59             (6)
 (increase) decrease in assets:
  Accounts receivable, net                             (2,604)         (1,816)
  Other receivables                                     1,710             470
  Prepaid and other assets                               (523)           (483)
  Deferred installation costs                            (675)           (630)
  Other                                                  (169)             (5)
 Increase (decrease) in liabilities:
  Accounts payable                                      1,594          (1,541)
  Accrued network costs                                  (257)          1,527
  Other accrued expenses                               (1,913)            198
                                                   ----------      ----------

   Net cash used in operating activities                1,736          (1,168)
                                                   ----------      ----------

Cash flows from investing activities:
 Capital expenditures, net                             (5,625)         (1,845)
                                                   ----------      ----------
   Net cash used in investing activities               (5,625)         (1,845)
                                                   ----------      ----------
Cash flows from financing activities:
 Borrowings under lines of credit                      11,850          11,358
 Repayments under lines of credit                      (7,350)         (9,846)
 Repayment of notes payable                            (1,293)            _
 Repayment of long-term debt                             (852)           (335)
 Proceeds from issuance of common stock                 2,446           1,442
 Dividends paid                                          _               (208)
                                                   ----------      ----------

   Net cash provided by financing activities            4,801           2,411

Effect of exchange rate changes on cash                   (41)           (338)
                                                   ----------      ----------
Net increase in cash                                      871            (940)

Cash and cash equivalents at beginning or period          518           1,021
                                                   ----------      ----------

Cash and cash equivalents at end of period             $1,389             $81
                                                   ==========      ==========

Supplemental disclosures of cash flow information:
Cash paid during the period for:
 Interest                                                $896            $942
                                                   ==========      ==========
 Income taxes                                            $583           _
                                                   ==========      ==========

Supplemental schedule of noncash investing activities:

 Equipment purchased through capital leases            _                  $55
                                                   ==========      ==========

Supplemental schedule of noncash financing activities:

 Sale of common stock ($6.6 million received
  in April, 1995)                                      _               $6,840
                                                   ==========      ==========